All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.	May 10 2005

Preliminary Structural and Collateral Term Sheet

$1,261,190,000 (Approximate) of Senior Certificates

GSR Mortgage Loan Trust 2005-5F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2005-5F

Features of the Transaction
•

The offering consists of senior certificates, totaling approximately

$1,261,190,000 to be rated AAA by 2 of 3 of S&P, Moody’s, and

Fitch.  The four tracks of 30 year residential mortgage-backed certificates are expected to be approximately:

$34,920,000 of 5.00% coupons

$687,245,000 of 5.50% coupons

$128,428,000 of 5.25% coupons

$372,761,000 of 6.50% coupons

•

The overall expected amount of credit support for the senior certificates is 3.00% +/- 0.50% for the Mortgage Loans in the

form of subordination with a shifting interest structure and a five-year prepayment lockout.

•	Collateral consists primarily of conventional fixed rate 30 year Mortgage loans secured by first liens on one-to-four family residential properties.
•	The amount of senior certificates is approximate and may vary by up to 5%.

Time Table
Expected Settlement:	May 26, 2005
Cut-off Date:	May 1, 2005
First Distribution Date:	June 27, 2005
Distribution Date:	25th or NBD of each month

Key Terms

Issuer: GSR Mortgage Loan Trust 2005-5F

Underwriter: Goldman, Sachs & Co.

Master Servicer: JPMorgan Chase Bank, National Association

Trustee: Wachovia Bank, National Association

Securities Administrator: JPMorgan Chase Bank, National Association

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such

Distribution Date

Legal Investment: The senior certificates are SMMEA eligible at settlement

Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds

Clean Up Call: 1% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter’s exemption may apply to senior certificates,

however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates

Expected Subordination: 3.00% +/- 0.50%

Expected Rating Agencies: 2 of the 3 of: S&P, Moody’s, and Fitch

Minimum Denomination: Senior certificates - $25,000

Preliminary Collateral Information[1]	Track 1 - 5.00%	Track 2 - 5.50%	Track 3 - 5.25%	Track 4 - 6.50%	Total
Total Outstanding Principal Balance (+/- 10%):	$36,000,000	$708,500,000	$132,400,000	$384,290,000	$1,261,190,000
Average Current Principal Balance of the Mortgage Loans (000’s)[2] (+/-10%)	$405	$448	$443	$441	$442
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	5.213%	5.964%	5.529%	6.318%	6.005%
Expected Administrative Fees (Including Servicing and Trustee Fees):	0.223%	0.241%	0.233%	0.241%	0.239%
Weighted Average Amortized Term To Maturity (Months) (+/- 3 months):	340	346	344	347	348
Weighted Average Seasoning (Months) (+/- 3 months):	15	11	14	11	12
Weighted Average Current Loan-To-Value Ratio (+/- 10%):	66%	67%	64%	64%	67%
Owner Occupied (+/- 5%):	95%	94%	95%	92%	93%
Single Family and PUD (+/- 10%):	96%	93%	93%	93%	93%
Current FICO (+/- 10):	737	736	742	733	736
California Concentration (+/- 10%):	17%	42%	36%	33%	38%
IO Loan Percentage (+/- 10%)	17%	7%	12%	4%	7%
Servicers[3]: Countrywide: WellsFargo: Aurora: NatCity: GMAC: IndyMac: Chase:	54% 6% 3% 8% 17% 11% 0%	18% 34% 15% 8% 7% 6% 11%	33% 29% 13% 7% 12% 5% 1%	20% 37% 11% 11% 4% 2% 14%	21% 34% 13% 9% 7% 5% 11%

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.

2 This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

3 Totals may not sum to 100% due to rounding.

4 Subject to change.

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you.  Goldman, Sachs & Co. does not provide accounting, tax or legal advice.  In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final offering memorandum.

Preliminary Structural and Collateral Term Sheet	May 12 2005

$1,315,290,000 (Approximate of Senior Certificates)

GSR Mortgage Loan Trust 2005-5F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2005-5F

Overview of the Track 8 Offered Certificates

Class	Certificate Balance ($)(1)	Anticipated Ratings: (2 of 3: S&P, Fitch or Moody’s)	Certificate Rate	Avg. Life (yrs) (2) (3)
8A1	212,545,000	AAA/AAA	(4)	3.58
8A2	25,000,000	AAA/AAA	(4)	3.58
8A3	212,545,000	AAA/AAA	(5)	N/A
8A4	25,000,000	AAA/AAA	(5)	N/A
8A5	60,700,000	AAA/AAA	5.50%	10.75
8A6	1,000,000	AAA/AAA	5.50%	10.75

(1)

The principal balances of the Offered Certificates are calculated using April 2005 scheduled balances rolled one month to May. The actual balances of the offered certificates will be calculated on the scheduled balance of the underlying collateral after the May 2005 Distribution Date.

(2)

Assuming payment based on the pricing speed.

(3)

The rated final maturity is expected to be on the Distribution Date occurring in June 2035.

(4)

The Pass-Through Rate for the Class 8A1 and 8A2 Certificates will be equal to the lesser of (i) LIBOR + 0.50% and (ii) 5.50%. To the extent that the Pass-Through Rate for the Class 8A1 and 8A2 Certificates is capped at 5.50%, the Class 8A1 and 8A2 Certificates will be entitled to receive, pro rata, based on their respective initial certificate balances, from available funds in the Basis Risk Reserve Fund, an amount equal to LIBOR + 0.50% minus 5.50%, with an upper collar of 9.00%.

(5)

The Pass-Through Rate for the Class 8A3 and 8A4 Certificates will be equal to the greater of (i) (A) 5.00% minus (B) LIBOR and (ii) zero.

Mortgage Loan Aggregate Characteristics(1)

Preliminary Collateral Information[1]	Track 8 - 5.50%	30 Yr Total	Deal Total
Total Outstanding Principal Balance (+/- 10%):	$308,500,000	$1,261,190,000	$1,355,978,000
Average Current Principal Balance of the Mortgage Loans (000’s)[2] (+/-10%)	$448	$443	$447
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	5.964%	6.005%	5.962%
Expected Administrative Fees (Including Servicing and Trustee Fees):	0.241%	0.239%	0.240%
Weighted Average Amortized Term To Maturity (Months) (+/- 3 months):	346	348	337
Weighted Average Seasoning (Months) (+/- 3 months):	11	12	11
Weighted Average Current Loan-To-Value Ratio (+/- 10%):	67%	67%	58%
Owner Occupied (+/- 5%):	94%	93%	93%
Single Family and PUD (+/- 10%):	93%	93%	92%
Current FICO (+/- 10):	736	736	737
California Concentration (+/- 10%):	42%	38%	37%
IO Loan Percentage (+/- 10%):	7%	7%	6%
Servicers[3]: Countrywide: WellsFargo: Aurora: NatCity: GMAC: IndyMac: Chase: SunTrust:	18% 34% 15% 8% 7% 6% 11% 0%	20% 34% 13% 9% 7% 5% 11% 0%	20% 31% 12% 11% 6% 5% 10% 2%

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.

2 This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

3 Totals may not sum to 100% due to rounding.

4 Subject to change.

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you.  Goldman, Sachs & Co. does not provide accounting, tax or legal advice.  In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

■

Collateral consists of approximately $1.356 billion of primarily 15 and 30 year, conventional fixed-rate one- to four-family, first lien mortgage loans (the “Mortgage Loans”).

■

It is anticipated that the “Offered Certificates” will be rated “AAA” by 2 of 3: S&P, Moody’s or Fitch.

■

The transaction will be modeled on Bloomberg as “GSR 05-5F 8FLT.”

■

The Trustee will be assigned a 1 month LIBOR interest rate cap agreement (the “Interest Rate Cap”) available only to pay Class 8A1 and 8A2 Basis Risk Shortfalls in the manner described herein.  The Interest Rate Cap will have an initial notional amount of approximately $237,545,000, a term of 346 months beginning on the 1st distribution date, and the class will receive a payment under the cap contract with respect to any distribution date on which one-month LIBOR exceeds 5.00% with an upper collar of 8.50%.  The Interest Rate Cap notional amounts are detailed in the amortization schedule table below. (See Appendix A for the Interest Rate Corridor Notional Amount).

Time Table

Expected Closing Date:	On or before May 26, 2005

Cut-off Date:	May 1, 2005

First Distribution Date:	June 27, 2005

Key Terms

Offered Certificates:	Class 8A1, 8A2, 8A3, 8A4, 8A5, 8A6 Certificates

Depositor:	GS Mortgage Securities Corp.

Servicers:

Aurora Loan Services Inc., Countrywide Home Loans Servicing LP, GMAC

Mortgage Corporation, IndyMac Bank, F.S.B., National City Mortgage Co.,

PHH Mortgage Corporation, SunTrust Mortgage Company, and Wells Fargo

Bank, N.A.

Master Servicer:	JPMorgan Chase Bank, National Association

Securities Administrator:	JPMorgan Chase Bank, National Association

Trustee:	Wachovia Bank, National Association

Distribution Date:	The 25th day of the month or the next business day.

Record Date:	For any Distribution Date, the last business day of the Interest Accrual period for such Offered Certificates.

Delay Days:	0 days for the Class 8A1, 8A2, 8A3 and 8A4 Certificates and 24 days for the Class 8A5 and Class 8A6 Certificates

Pricing Prepayment Assumption:	CPR starting at 6% CPR in the loan’s first month, increasing to 18% CPR in month 12 (a 1.083333% increase per month), and remaining at 18% CPR thereafter

Day Count:	30/360

Interest Accrual Period:

The accrual period for the Class 8A1, 8A2, 8A3 and 8A4 Certificates for each

Distribution Date is the period beginning on and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

The interest accrual period for the Class 8A5 and 8A6 Certificates is the 1st through the 30th of the month immediately preceding the month in which such

Distribution Date occurs.

Offering Type:	Public

Interest Rate Corridor Provider:	Goldman Sachs Matsui Marine Derivative Products. The long term unsecured debt obligations of the Interest Rate Cap Provider are rated Aaa by Moody’s, and AA+ by S&P.

Servicer Advancing:	Yes, subject to recoverability

Compensating Interest:	Yes, to the extent of the servicing fee for such Distribution Date

Clean-up Call:	1% of the Cut-off Date principal balance of the Mortgage Loans

Rating Agencies:	2 of 3: S&P, Moody’s or Fitch

Minimum Denomination:	$25,000 for the Class 8A1, 8A2, 8A5 and 8A6 Certificates, and $1,000,000 for the Class 8A3 and 8A4 Certificates

Legal Investment:	It is anticipated that all of the Certificates will constitute SMMEA securities

ERISA Eligible:	The Offered Certificates are expected to be ERISA eligible

Credit Enhancement:

Credit Support is in the form of a senior/subordinate, shifting interest structure and a five year prepayment lockout.  The Collateral Groups are cross-collateralized.  The Class 8A2 Certificate is afforded additional credit support by the Class 8A6 Certificate.

Tax Treatment:

All Offered Certificates represent REMIC regular interests. The Class 8A1 and 8A2 Certificates will also represent the beneficial ownership of certain rights with respect to a limited recourse corridor agreement.

Priority of Payments

■

Beginning in June 2005, and on each Distribution Date thereafter, to the extent funds are available from the Trust, which will be the sum of all payments of principal and interest received on the underlying Mortgage Loans, distributions to Class 8A1, 8A2, 8A3, 8A4, 8A5, and 8A6 Certificates will be made in the following order of priority:

to each of the Class 8A1, 8A2, 8A3, 8A4, 8A5 and 8A6 Certificates, Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such class;

To the Class 8A-1, 8A-2, 8A-5 and 8A-6 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 8 in an amount up to the Senior Principal Distribution Amount for Collateral Group 8 for such Distribution Date, in the following order of priority:

(a)

Pro rata, to the Class 8A5 and 8A6 Certificates, up to the NAS Priority Amount, until the Class Principal Balance of each such certificate is reduced to zero;

(b)

Pro rata, to the Class 8A1 and 8A2 Certificates, until the Class Principal Balance of each such certificate is reduced to zero; and

(c)

Pro rata, to the Class 8A5 and 8A6 Certificates, until the Class Principal Balance of each such certificate is reduced to zero.

The “NAS Priority Amount” for any Distribution Date is equal to the lesser of (i) the sum of (x) the product of the NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and the Scheduled Principal Amount for such date and (y) the product of the NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for such date and (ii) the aggregate Certificate Balance of the Class 8A-5 and 8A-6 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 8A-5 and 8A-6 Certificates shall be entitled to their respective pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of the Class 8A-1 and Class 8A-2 Certificates have been reduced to zero, the Class 8A-5 and 8A-6 Certificates shall be entitled pro rata to any remaining Senior Principal Distribution Amount for Collateral Group 8 and thereafter, the NAS Priority Amount will equal the Senior Principal Distribution Amount for Collateral Group 8.  The “NAS Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Certificate Balance of the Class 8A-5 and 8A-6 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the Class 8A-1, 8A-2, 8A-5 and 8A-6 Certificates immediately prior to such date.

The “NAS Scheduled Principal Percentage” for any Distribution Date during the five years beginning on the first Distribution Date will be 0%.  Thereafter, the NAS Scheduled Principal Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be 100%.  The “NAS Prepayment Shift Percentage” for any Distribution Date during the five years beginning on the first Distribution Date will be 0%.  Thereafter, the NAS Prepayment Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

Interest Rate Cap

■

On any Distribution Date, amounts paid by the Interest Rate Cap Provider to the Trustee will be available to make distributions on behalf of the Trust for distribution, first, to the Class 8A1 and 8A2 Certificates (pro rata, based on their initial Certificate Principal Balances) to pay Class 8A1 and 8A2 Basis Risk Shortfalls up to an amount equal to the product of (i) one-twelfth and (ii) the excess, if any, of LIBOR for such Distribution Date (up to a maximum of 8.50% per annum) over 5.00% and (iii) the lesser of (x) an amount equal to the applicable notional amount under the Interest Rate Cap for such Distribution Date and (y) the Certificate Principal Balance of the Class 8A1 and 8A2 Certificates for such Distribution Date, second, to pay Class 8A1 and 8A2 Basis Risk Shortfalls remaining unpaid from prior Distribution Dates, and third, the remainder to the Basis Risk Reserve Fund.

■

Basis Risk Reserve Fund –The Basis Risk Reserve Fund will not be an asset of any REMIC, nor will it be an asset of the Trust, but instead will be held in the separate interest trust for the benefit of the holders of the Class 8A1, Class 8A2 Certificates and the Class X Certificates. After Interest Rate Cap Amounts have been applied to reduce any Basis Risk Shortfalls on the Class 8A1 and the Class 8A2 Certificates as described herein, amounts in the Basis Risk Reserve Fund will be used to make payments to the Holders of the Class 8A1 and Class 8A2 Certificates with respect to any unpaid Basis Risk Shortfalls on such Certificates from prior Distribution Dates.  The Class X Certificates represent the right to receive certain amounts on deposit in the Basis Risk Reserve Fund on the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balance of the Class 8A1 and Class 8A2 Certificates is reduced to zero and (ii) the optional termination of the Trust.

■

Class 8A1 and 8A2 Pass-Through Rate - The Class 8A1 and 8A2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.50% and (ii) 5.50%.

■

Class 8A1 and 8A2 Basis Risk Shortfalls - As to any Distribution Date, an amount equal to the excess, if any, of interest that would otherwise be due on such class of certificates at the Class 8A1 and 8A2 Pass-Through Rate over interest due on such class of certificates at a rate equal to 5.50%.

Appendix A

The Interest Rate Corridor Notional Amount Amortization Schedule

Distribution Period (months)	Distribution Date	Interest Rate Corridor Notional Amount ($)	Distribution Period (months)	Distribution Date	Interest Rate Corridor Notional Amount ($)	Distribution Period (months)	Distribution Date	Interest Rate Corridor Notional Amount ($)
1	6/25/2005	237,545,000.00	41	10/25/2008	80,986,540.94	81	2/25/2012	12,207,707.24
2	7/25/2005	232,161,803.51	42	11/25/2008	78,304,657.73	82	3/25/2012	11,421,440.82
3	8/25/2005	226,870,968.40	43	12/25/2008	75,669,445.94	83	4/25/2012	10,654,565.26
4	9/25/2005	221,670,936.36	44	1/25/2009	73,080,113.35	84	5/25/2012	9,906,709.63
5	10/25/2005	216,560,175.17	45	2/25/2009	70,535,881.22	85	6/25/2012	9,368,156.15
6	11/25/2005	211,537,178.30	46	3/25/2009	68,035,983.84	86	7/25/2012	8,843,817.53
7	12/25/2005	206,600,464.34	47	4/25/2009	65,579,668.38	87	8/25/2012	8,333,396.99
8	1/25/2006	201,748,576.84	48	5/25/2009	63,166,194.63	88	9/25/2012	7,836,603.14
9	2/25/2006	196,980,083.62	49	6/25/2009	60,794,834.92	89	10/25/2012	7,353,150.13
10	3/25/2006	192,293,576.45	50	7/25/2009	58,464,873.76	90	11/25/2012	6,882,757.58
11	4/25/2006	187,687,670.75	51	8/25/2009	53,926,345.32	91	12/25/2012	6,425,150.10
12	5/25/2006	183,161,005.07	52	9/25/2009	51,716,406.46	92	1/25/2013	5,980,057.84
13	6/25/2006	178,712,240.86	53	10/25/2009	49,545,122.83	93	2/25/2013	5,547,215.69
14	7/25/2006	174,340,061.94	54	11/25/2009	47,411,837.13	94	3/25/2013	5,126,363.86
15	8/25/2006	170,043,174.17	55	12/25/2009	45,315,903.16	95	4/25/2013	4,717,247.16
16	9/25/2006	165,820,305.04	56	1/25/2010	43,256,685.73	96	5/25/2013	4,319,615.36
17	10/25/2006	161,670,203.45	57	2/25/2010	41,233,560.18	97	6/25/2013	4,090,362.50
18	11/25/2006	157,591,639.26	58	3/25/2010	39,245,912.61	98	7/25/2013	3,867,637.93
19	12/25/2006	153,583,402.96	59	4/25/2010	37,293,139.18	99	8/25/2013	3,651,292.40
20	1/25/2007	149,644,305.24	60	5/25/2010	35,374,646.42	100	9/25/2013	3,441,179.65
21	2/25/2007	145,773,176.74	61	6/25/2010	33,952,274.62	101	10/25/2013	3,237,156.36
22	3/25/2007	141,968,867.83	62	7/25/2010	32,560,693.49	102	11/25/2013	3,039,082.16
23	4/25/2007	138,230,247.95	63	8/25/2010	31,199,350.18	103	12/25/2013	2,846,819.73
24	5/25/2007	134,556,205.71	64	9/25/2010	29,867,701.10	104	1/25/2014	2,660,234.31
25	6/25/2007	130,945,648.25	65	10/25/2010	28,565,212.09	105	2/25/2014	2,479,194.06
26	7/25/2007	127,397,501.06	66	11/25/2010	27,291,358.10	106	3/25/2014	2,303,569.91
27	8/25/2007	123,910,707.62	67	12/25/2010	26,045,623.03	107	4/25/2014	2,133,235.26
28	9/25/2007	120,484,229.24	68	1/25/2011	24,827,499.71	108	5/25/2014	1,968,066.34
29	10/25/2007	117,117,044.62	69	2/25/2011	23,636,489.47	109	6/25/2014	1,931,496.84
30	11/25/2007	113,808,149.43	70	3/25/2011	22,472,102.47	110	7/25/2014	1,895,576.64
31	12/25/2007	110,556,556.50	71	4/25/2011	21,333,856.91	111	8/25/2014	1,860,294.55
32	1/25/2008	107,361,295.08	72	5/25/2011	20,221,279.58	112	9/25/2014	1,825,639.59
33	2/25/2008	104,221,410.62	73	6/25/2011	19,242,668.69	113	10/25/2014	1,791,600.89
34	3/25/2008	101,135,964.74	74	7/25/2011	18,287,099.98	114	11/25/2014	1,758,167.78
35	4/25/2008	98,104,034.75	75	8/25/2011	17,354,138.51	115	12/25/2014	1,725,329.72
36	5/25/2008	95,124,713.61	76	9/25/2011	16,443,356.93	116	1/25/2015	1,693,076.49
37	6/25/2008	92,197,109.26	77	10/25/2011	15,554,335.43	117	2/25/2015	1,661,397.96
38	7/25/2008	89,320,344.77	78	11/25/2011	14,686,661.46	118	3/25/2015	1,630,284.16
39	8/25/2008	86,493,558.00	79	12/25/2011	13,839,929.69	119	4/25/2015	1,599,725.27
40	9/25/2008	83,715,901.24	80	1/25/2012	13,013,742.09	120	5/25/2015	1,569,711.69
121	6/25/2015	1,540,234.02	161	10/25/2018	709,523.40	201	2/25/2022	312,535.58
122	7/25/2015	1,511,282.99	162	11/25/2018	695,568.18	202	3/25/2022	305,953.13
123	8/25/2015	1,482,849.32	163	12/25/2018	681,868.65	203	4/25/2022	299,495.39
124	9/25/2015	1,454,924.17	164	1/25/2019	668,420.35	204	5/25/2022	293,160.14
125	10/25/2015	1,427,498.57	165	2/25/2019	655,218.71	205	6/25/2022	286,945.33
126	11/25/2015	1,400,564.05	166	3/25/2019	642,259.44	206	7/25/2022	280,848.66
127	12/25/2015	1,374,111.91	167	4/25/2019	629,538.28	207	8/25/2022	274,868.07
128	1/25/2016	1,348,133.83	168	5/25/2019	617,051.01	208	9/25/2022	269,001.42
129	2/25/2016	1,322,621.58	169	6/25/2019	604,793.53	209	10/25/2022	263,246.66
130	3/25/2016	1,297,567.00	170	7/25/2019	592,761.80	210	11/25/2022	257,601.80
131	4/25/2016	1,272,962.24	171	8/25/2019	580,951.77	211	12/25/2022	252,064.86
132	5/25/2016	1,248,799.40	172	9/25/2019	569,359.57	212	1/25/2023	246,633.87
133	6/25/2016	1,225,070.80	173	10/25/2019	557,981.33	213	2/25/2023	241,306.92
134	7/25/2016	1,201,768.82	174	11/25/2019	546,813.31	214	3/25/2023	236,082.20
135	8/25/2016	1,178,886.19	175	12/25/2019	535,851.71	215	4/25/2023	230,957.80
136	9/25/2016	1,156,415.38	176	1/25/2020	525,092.91	216	5/25/2023	225,931.90
137	10/25/2016	1,134,349.43	177	2/25/2020	514,533.32	217	6/25/2023	221,002.68
138	11/25/2016	1,112,681.13	178	3/25/2020	504,169.47	218	7/25/2023	216,168.48
139	12/25/2016	1,091,403.67	179	4/25/2020	493,997.79	219	8/25/2023	211,427.56
140	1/25/2017	1,070,510.08	180	5/25/2020	484,014.88	220	9/25/2023	206,778.17
141	2/25/2017	1,049,993.80	181	6/25/2020	474,217.50	221	10/25/2023	202,218.65
142	3/25/2017	1,029,848.16	182	7/25/2020	464,602.23	222	11/25/2023	197,747.50
143	4/25/2017	1,010,066.76	183	8/25/2020	455,165.83	223	12/25/2023	193,362.98
144	5/25/2017	990,643.10	184	9/25/2020	445,905.30	224	1/25/2024	189,063.49
145	6/25/2017	971,571.09	185	10/25/2020	436,817.30	225	2/25/2024	184,847.62
146	7/25/2017	952,844.46	186	11/25/2020	427,898.91	226	3/25/2024	180,713.70
147	8/25/2017	934,457.21	187	12/25/2020	419,146.96	227	4/25/2024	176,660.40
148	9/25/2017	916,403.48	188	1/25/2021	410,558.68	228	5/25/2024	172,686.11
149	10/25/2017	898,677.24	189	2/25/2021	402,130.98	229	6/25/2024	168,789.42
150	11/25/2017	881,272.95	190	3/25/2021	393,861.09	230	7/25/2024	164,968.98
151	12/25/2017	864,184.91	191	4/25/2021	385,746.24	231	8/25/2024	161,223.30
152	1/25/2018	847,407.50	192	5/25/2021	377,783.49	232	9/25/2024	157,551.09
153	2/25/2018	830,935.34	193	6/25/2021	369,970.32	233	10/25/2024	153,951.01
154	3/25/2018	814,763.12	194	7/25/2021	362,303.95	234	11/25/2024	150,421.73
155	4/25/2018	798,885.45	195	8/25/2021	354,781.77	235	12/25/2024	146,961.89
156	5/25/2018	783,297.27	196	9/25/2021	347,401.25	236	1/25/2025	143,570.22
157	6/25/2018	767,993.52	197	10/25/2021	340,159.77	237	2/25/2025	140,245.54
158	7/25/2018	752,969.03	198	11/25/2021	333,054.88	238	3/25/2025	136,986.66
159	8/25/2018	738,219.15	199	12/25/2021	326,084.20	239	4/25/2025	133,792.23
160	9/25/2018	723,738.80	200	1/25/2022	319,245.20	240	5/25/2025	130,661.15
241	6/25/2025	127,592.23	281	10/25/2028	44,672.00	321	2/25/2032	9,748.61
242	7/25/2025	124,584.36	282	11/25/2028	43,364.24	322	3/25/2032	9,227.44
243	8/25/2025	121,636.42	283	12/25/2028	42,084.66	323	4/25/2032	8,718.93
244	9/25/2025	118,747.24	284	1/25/2029	40,832.56	324	5/25/2032	8,222.86
245	10/25/2025	115,915.78	285	2/25/2029	39,607.46	325	6/25/2032	7,739.06
246	11/25/2025	113,141.02	286	3/25/2029	38,408.89	326	7/25/2032	7,267.21
247	12/25/2025	110,421.76	287	4/25/2029	37,236.37	327	8/25/2032	6,807.09
248	1/25/2026	107,757.14	288	5/25/2029	36,089.26	328	9/25/2032	6,358.45
249	2/25/2026	105,146.05	289	6/25/2029	34,967.26	329	10/25/2032	5,921.05
250	3/25/2026	102,587.53	290	7/25/2029	33,869.72	330	11/25/2032	5,494.65
251	4/25/2026	100,080.64	291	8/25/2029	32,796.25	331	12/25/2032	5,079.11
252	5/25/2026	97,624.42	292	9/25/2029	31,746.38	332	1/25/2033	4,674.09
253	6/25/2026	95,217.78	293	10/25/2029	30,719.64	333	2/25/2033	4,279.45
254	7/25/2026	92,859.98	294	11/25/2029	29,715.53	334	3/25/2033	3,894.95
255	8/25/2026	90,550.10	295	12/25/2029	28,733.68	335	4/25/2033	3,520.34
256	9/25/2026	88,287.08	296	1/25/2030	27,773.68	336	5/25/2033	3,155.55
257	10/25/2026	86,070.23	297	2/25/2030	26,835.06	337	6/25/2033	2,800.18
258	11/25/2026	83,898.60	298	3/25/2030	25,917.43	338	7/25/2033	2,454.24
259	12/25/2026	81,771.38	299	4/25/2030	25,020.38	339	8/25/2033	2,117.40
260	1/25/2027	79,687.72	300	5/25/2030	24,143.44	340	9/25/2033	1,789.51
261	2/25/2027	77,646.81	301	6/25/2030	23,286.30	341	10/25/2033	1,470.40
262	3/25/2027	75,647.87	302	7/25/2030	22,448.56	342	11/25/2033	1,159.85
263	4/25/2027	73,690.02	303	8/25/2030	21,629.82	343	12/25/2033	857.77
264	5/25/2027	71,772.64	304	9/25/2030	20,829.69	344	1/25/2034	563.85
265	6/25/2027	69,894.84	305	10/25/2030	20,047.85	345	2/25/2034	278.01
266	7/25/2027	68,056.01	306	11/25/2030	19,283.90	346	3/25/2034	-
267	8/25/2027	66,255.26	307	12/25/2030	18,537.46
268	9/25/2027	64,491.96	308	1/25/2031	17,808.27
269	10/25/2027	62,765.41	309	2/25/2031	17,095.96
270	11/25/2027	61,074.96	310	3/25/2031	16,400.19
271	12/25/2027	59,419.82	311	4/25/2031	15,720.65
272	1/25/2028	57,799.37	312	5/25/2031	15,056.95
273	2/25/2028	56,212.89	313	6/25/2031	14,408.85
274	3/25/2028	54,659.90	314	7/25/2031	13,776.03
275	4/25/2028	53,139.61	315	8/25/2031	13,158.09
276	5/25/2028	51,651.55	316	9/25/2031	12,554.89
277	6/25/2028	50,194.92	317	10/25/2031	11,966.01
278	7/25/2028	48,769.26	318	11/25/2031	11,391.23
279	8/25/2028	47,373.92	319	12/25/2031	10,830.31
280	9/25/2028	46,008.35	320	1/25/2032	10,282.85